UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Dime Community Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V89826-P43016 You invested in DIME COMMUNITY BANCSHARES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholders meeting to be held on May 28, 2026. Vote Virtually at the Meeting* May 28, 2026 10:00 A.M., Eastern Time Virtually at: www.virtualshareholdermeeting.com/DCOM2026 DIME COMMUNITY BANCSHARES, INC. 2026 Annual Meeting Vote by May 27, 2026 11:59 P.M. Eastern Time Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com V89827-P43016 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. DIME COMMUNITY BANCSHARES, INC. 2026 Annual Meeting Vote by May 27, 2026 11:59 P.M. Eastern Time 1. Election of the following eleven nominees for Directors for terms to expire at the 2027 Annual Meeting of Shareholders: For NOMINEES: 01) Kenneth J. Mahon 02) Paul M. Aguggia 03) Rosemarie Chen 04) Judith H. Germano 05) Matthew A. Lindenbaum 06) Stuart H. Lubow 07) Albert E. McCoy, Jr. 08) Raymond A. Nielsen 09) Joseph J. Perry 10) Kevin Stein 11) Dennis A. Suskind 2. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For 3. Approval, by a non-binding advisory vote, of the compensation of the Company’s Named Executive Officers. For 4. Amendment to Certificate of Incorporation to change the Company’s name to Dime Commercial Bancshares, Inc. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.